UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2018

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Advisory Research MLP & Energy Income Fund

(Class A: INFRX)

(Class C: INFFX)

(Class I: INFIX)

Advisory Research MLP & Energy Infrastructure Fund

(Class I: MLPPX)

Advisory Research MLP & Equity Fund

(Class A: INFJX)

(Class C: INFKX)

(Class I: INFEX)

SEMI-ANNUAL REPORT

May 31, 2018

Advisory Research MLP Funds

Each a series of Investment Managers Series Trust

Table of Contents

Advisory Research MLP & Energy Income Fund
Shareholder Letter	1
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Advisory Research MLP & Energy Infrastructure Fund
Shareholder Letter	17
Schedule of Investments	23
Statement of Assets and Liabilities	27
Statement of Operations	28
Statements of Changes in Net Assets	29
Financial Highlights	30
Advisory Research MLP & Equity Fund
Shareholder Letter	31
Schedule of Investments	35
Statement of Assets and Liabilities	38
Statement of Operations	39
Statements of Changes in Net Assets	40
Financial Highlights	41
Notes to Financial Statements	44
Expense Examples	55

This report and the financial statements contained herein are provided for the general information of the shareholders of the Advisory Research MLP Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.advisoryresearch.com

Advisory Research MLP & Energy Income Fund

(“INFRX, INFFX, INFIX”)

May 31, 2018

Dear Shareholder,

Thank you for your investment in the Advisory Research MLP & Energy Income Fund (the “Fund”). This report covers the six-month period ended May 31, 2018, as well as an overall update on the Fund’s investments.

Our firm, Advisory Research, Inc., serves as investment advisor for the Fund. We manage Master Limited Partnerships (“MLPs”) and energy infrastructure assets for investment companies, institutions and high net worth individuals.

The Fund’s primary investment objective is to seek current income and secondarily, long-term capital appreciation. The Fund will seek to meet its investment objective by opportunistically investing in energy infrastructure securities, with an emphasis on MLPs and entities affiliated with MLPs. We believe that a well-constructed portfolio of energy infrastructure investments has the potential to provide investors with a mix of current income, growth potential, low correlation to other asset classes and some tax advantages. The Fund will invest in both equity and fixed income securities with the asset allocation being a function of current opportunities.

We expect the Fund to exhibit high correlation to and aim to generate similar returns with the Alerian MLP Index (the “Index”), but with less volatility and more liquidity over a full market cycle. In general, we expect the Fund to underperform when the Index is generating higher than average returns and to outperform when the Index performs at less than its long-term potential.

Fund Results as of May 31, 2018

6 Month Period	Performance	Volatility[1]	Correlation to Index
MLP & Energy Income Fund – Class I	2.59%	15.7%	0.96
Alerian MLP Index	5.71%	20.8%
1 Year Period	Performance	Volatility[1]	Correlation to Index
MLP & Energy Income Fund – Class I	-0.38%	14.1%	0.95
Alerian MLP Index	-3.71%	18.9%
3 Year Period	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Income Fund – Class I	-7.55%	20.9%	0.95
Alerian MLP Index	-8.13%	28.1%
5 Year Period	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Income Fund – Class I	-0.31%	17.8%	0.94
Alerian MLP Index	-3.20%	24.4%
Since Inception (12/27/2010)	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Income Fund – Class I	4.25%	16.0%	0.93
Alerian MLP Index	2.74%	21.9%

[1]	Standard deviation measures the dispersion of a set of data from its mean. Standard deviation is annualized based on daily total returns and indicates the volatility of a fund’s total returns. In general, the higher the standard deviation, the greater the volatility of return.
[2]	Annualized

For the periods ended 6/30/2018, the Fund’s Class I shares had a one-year return of -0.50%, an annualized five year return of -0.25% and an annualized since inception return of 4.19%. The performance data quoted here represents past performance. Past performance is no guarantee of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and most recent month-end performance may be obtained by calling 1-888-665-1414. Based on the current prospectus, the total annual gross and net operating expense ratios for the Fund’s Class I shares are both 1.15%3. There is a 2% redemption fee if redeemed within 90 days of purchase.

Six Month Performance ended May 31, 2018

During the period, the Fund’s total return was 2.59%, which underperformed the Index return of 5.71%. The MLP and energy infrastructure equity4 allocation returned 4.05%, while the fixed income assets4 returned 0.99%.

For the six-month period, MLPs and energy infrastructure equities outpaced broader markets as energy markets continue to recover. The largest detractor to performance for the Fund was the portion of the portfolio invested in investment grade bonds4, which returned 0.23%, underperforming the Index. Investors will recall that there was little distinction between investment grade and high yield bonds in the portfolio during calendar year 2017, where returns were over seven percent for both. More recent performance has seen investment grade bonds react negatively to the Federal Reserve Open Market Committee’s actions, which increased their target rate. High yield should be, and was, more resilient as returns began diverging from investment grade and returned 1.07% during the period.

The other big driver of returns was our exposure to equity positions involved in the on-going wave of consolidation among energy infrastructure companies. Many of these transactions were catalyzed by the Federal Energy Regulatory Commission’s (FERC) policy shift towards MLPs owning pipelines the FERC regulates. Other transactions were announced in an effort to simplify corporate structures. These deals, or suppositions about potential deals, have weighed on the group. While we avoided exposure to some of these situations, we had exposure to others, which detracted from performance. Despite the volatile performance during the period, we think these deals ultimately remove uncertainty from the energy infrastructure markets, and should be a positive going forward.

Since Inception Performance

MLPs have completed a full market cycle since the Fund’s inception in 2010, and today’s long-term relative performance is consistent with what we expected at the Fund’s inception.

Since inception, the Fund has returned 4.25% annualized, ahead of the 2.74% annualized return for the Index. The equity4 portion of the Fund returned 5.16% annualized since inception. The fixed income4 portion of the strategy returned 7.30% annualized since inception, compared to the 2.86% annualized return for the Barclays U.S. Aggregate Bond Index.

The fixed income portion of the Fund continues to help reduce volatility for the portfolio. Since inception, the Fund’s volatility has averaged about 73% of the Alerian’s volatility. To illustrate risk-adjusted returns, we use the ratio of total annualized return divided by annualized standard deviation. Since inception, the Fund outperformed the Index with less volatility.

Risk-Adjusted Return Ratio	Since Inception (12/27/2010)
MLP & Energy Income Fund – Class I	0.27
Alerian MLP Index	0.13

The Fund continues to exhibit strong correlation to the Index, with a correlation ratio of 0.93 since inception. We expect that the Fund’s focus on buying MLPs and other securities closely related to MLPs will help keep the correlation with the Index high over time.

Portfolio Positioning

The equity allocation of 78.2% at May 31, 2018 was near the highest level in the Fund’s history and is consistent with our expectation that MLP-related equities will outperform fixed income securities in 2018.

	MLP and Energy Infrastructure Equity[4]	Fixed Income and Cash[4]
Period Ending May 31, 2018	78.2%	21.8%
Average Since Inception (12/27/2010)	70.7%	29.3%

An advantage of the strategy we employ is the ability to invest across the capital structure of the energy infrastructure entities in which we invest. During shorter periods, certain pieces of the capital structure may outperform others of the same issuer even though the cash flow supporting the equity, bonds, or preferred shares of a single issuer is identical. Industry fundamentals continue to show strong signs of a recovery. Market shifts in how management teams use their cash flow have made equity holders uncertain of future growth in shareholder payouts. Over the six months, that environment has proven positive, though volatile, for our equity holdings. As suggested in the 2017 Annual Report, the improving fundamentals were likely to favor equities. We believe this trend will continue and we maintain our more aggressive asset allocation today.

Our equity holdings continue to be concentrated in higher quality, stable cash flow companies. Moving forward, we believe the broad sustainability of distributions will become more certain, helping improve the performance of our underlying equity holdings.

Outlook

It has been an eventful six months marked by strong industry and company fundamentals, a steady stream of changes to midstream companies’ structures, and volatile market performance. The strong fundamental backdrop combined with low valuations lead us to believe that performance is likely to remain in an upward trend for the remainder of 2018.

The key positives are low valuation and strong industry trends. Valuation is still attractive even after strong returns late in the period. There are reasons to believe that returns may stay strong in the near term. Historically, there is fairly strong persistence in returns for MLPs. Strong quarters tend to be followed by positive performance in the subsequent quarter and year. Additionally, July has historically been one of the strongest months for MLP performance. July seems like a key month if the MLP market is to reprice to valuation levels more reflective of current fundamentals and generate the above average total returns in 2018 that we think are possible. If July returns are negative, it will be increasingly likely that the MLP market will remain undervalued through the November mid-term elections; historically broader equity markets are weak leading into the mid-terms and rally afterwards.

The other big positive surrounding midstream equities is industry fundamentals. Global crude oil demand is strong, crude oil stocks are low, and U.S. production of both crude and natural gas are at all-time highs. Crude, LNG, and natural gas liquid export activity are also at or near highs. The positive fundamentals are creating significant growth opportunities for energy infrastructure companies and we have seen that reflected in company results. EBITDA (Earning before Interest, Taxes, Depreciation, and Amortization) run-rates have recovered from recent lows and are expected to grow significantly this year, exceeding the level reached in 2014, the year the Alerian MLP Index last peaked. An effect of EBITDA increasing and prices remaining flat year-to-date is that one of the underlying metrics of our valuation discussed earlier, the median EV (Enterprise Value) /EBITDA, fell to 9.8x at period end. That is the lowest reading since the February 2016 market bottom of 9.4x and well below the 12.2x average multiple over the 20-year plus history.

There are certainly some reasons for caution. A primary concern is that MLP management teams are still acting very conservatively in regards to their distribution policies. We continue to see even the strongest MLPs generally slowing the growth rate of their distributions. This is likely in response to the still limited ability of MLPs to raise meaningful amounts of equity capital. In an environment where growth opportunities are abundant and capital raising is tough, it makes sense to retain more capital to fund growth internally. Additionally, management teams are electing to raise capital through preferred equity issuance. On its face this may seem prudent, but in effect it is subordinating the common equity holder to this new layer of capital. What may be good for the enterprise as a whole may not be immediately accretive to the equity holder. When these deals are preferential to management, sponsors, or non-equity holders, the occasional result is a poor trading environment for equities. This sorting out process of how to fund the equity portion of growth capital remains, and that uncertainty has led to some of the volatility we have experienced.

Another concern is a continuing barrage of announcements regarding changes to structures, typically referred to as simplifications or consolidations. Many of these simplification announcements are initially welcomed by the market, although, as time has moved on, the performance benefit has been more muted.

Despite a very noisy six months for energy infrastructure, we believe the table may be set for a strong 2018 as we look forward. Valuations remain attractive, fundamentals are sound, and although disruptive, the trend in simplifications removes uncertainty from tens of billions of dollars of market capitalization for the group.

As a shareholder, you will receive a 1099 tax form for 2018. Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed. Similarly, it is generally expected that you will not become subject to additional state and local income tax return filing requirements by reason of your holdings of Fund shares. Please consult your tax advisor for information specific to your situation.

We appreciate your investment in the Fund.

Sincerely,

Advisory Research, Inc.

The Alerian MLP Index is the leading gauge of energy Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, Mortgage Backed Securities (agency fixed-rate and hybrid Adjustable Rate Mortgage pass-throughs), Asset Backed Securities, and Collateralized Mortgage Backed Securities sectors.

Indexes are un-managed and do not account for investment expenses. You cannot invest directly in an index.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange. It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.

Investing in MLPs differs from investments in common stock including risks related to cash flow, dilution and voting rights. Investments are concentrated in the energy infrastructure sector; with an exclusive emphasis on securities issued by MLPs. Concentration of the Fund's investment in the energy infrastructure sector, with an exclusive emphasis on securities issued by MLPs, may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, changes in the economy or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership which could reduce the value and income produced from the Fund.

The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. Investments in securities of a limited number of issuers or primarily of the energy infrastructure sector exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

The Fund may invest in derivatives, (futures and options), high yield debt (also known as junk bonds) and ETFs. These investments involve significant risks and losses may occur. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

The Fund may invest in the debt securities of MLPs and generally, fixed income securities decrease in value when interest rates rise. High yield securities are below investment grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Certain transactions including the use of derivatives may give rise to a form of leverage which may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

The Fund intends to elect to be treated and to qualify each year, as a “regulated investment company” (RIC) under the U.S. Internal Revenue Code of 1986 (the “Code”). The Fund must meet certain source-of-income, asset diversification and annual distribution requirements to maintain RIC status. If for any taxable year the Fund fails to qualify as a RIC, all taxable income will be subject to federal income tax and possibly state and local income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced.

[3]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund until March 31, 2019 and may be terminated by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek recoupment from the Fund of fees waived or payments made to the Fund for a period of three full fiscal years after the date of the waiver or payment. Performance would have been lower without fee waivers in effect.

[4]	Sector and allocation performance shows the extent to which underlying holdings affect a fund’s performance relative to its index. The methodology of calculation is different from total return and will not match the fund’s performance. Performance shown is historical and is no guarantee of future results. For attribution purposes, partnerships taxed as corporations are included in the MLP allocation.

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice. Current and future portfolio holdings are subject to change and risks.

Advisory Research MLP & Energy Income Fund

SCHEDULE OF INVESTMENTS

As of May 31, 2018 (Unaudited)

Principal Amount		Value

	Corporate Bonds – 19.6%
	Energy – 14.8%
$18,100,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125%, 11/15/2022[1,2]	$18,420,732
9,600,000	Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/2026[1,2]	9,648,000
	Kinder Morgan, Inc.
1,500,000	7.800%, 8/1/2031	1,859,166
1,575,000	7.750%, 1/15/2032	1,958,757
6,962,000	Midcontinent Express Pipeline LLC 6.700%, 9/15/2019[2]	7,153,455
15,450,000	NGPL PipeCo LLC 7.768%, 12/15/2037[2]	18,153,750
4,950,000	ONEOK, Inc. 7.500%, 9/1/2023[1]	5,755,652
25,375,000	PBF Holding Co. LLC / PBF Finance Corp. 7.250%, 6/15/2025[1]	26,318,950
5,500,000	Range Resources Corp. 5.000%, 3/15/2023[1]	5,335,000
1,500,000	Rockies Express Pipeline LLC 6.875%, 4/15/2040[2]	1,725,000
	Rose Rock Midstream LP / Rose Rock Finance Corp.
2,900,000	5.625%, 7/15/2022[1]	2,813,000
7,440,000	5.625%, 11/15/2023[1]	6,937,800
	SemGroup Corp.
7,900,000	7.250%, 3/15/2026[1,2]	7,742,000
6,625,000	7.250%, 3/15/2026[1]	6,492,500
10,550,000	Southwestern Energy Co. 7.500%, 4/1/2026[1]	10,919,461
8,825,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 6.750%, 3/15/2024[1]	9,288,489
		140,521,712
	Industrial – 1.0%
9,725,000	Teekay Corp. 8.500%, 1/15/2020[3]	10,041,062

	Utilities – 3.8%
	NRG Energy, Inc.
1,475,000	6.250%, 7/15/2022[1]	1,519,250
14,350,000	7.250%, 5/15/2026[1]	15,390,375

Advisory Research MLP & Energy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of May 31, 2018 (Unaudited)

Principal Amount		Value

	Corporate Bonds (Continued)
	UTILITIES (Continued)
$19,000,000	Rockpoint Gas Storage Canada Ltd. 7.000%, 3/31/2023[1,2,3]	$19,166,250
		36,075,875
	Total Corporate Bonds (Cost $183,264,332)	186,638,649

Number of Shares

	Common Stocks – 56.6%
	Energy – 55.8%
1,251,905	Antero Midstream GP LP	24,099,171
2,402,084	Enbridge Energy Management LLC	22,819,794
1,267,628	Enbridge, Inc.[3]	39,385,202
2,970,486	EnLink Midstream LLC	51,983,505
691,365	EQT Corp.	35,632,952
3,744,378	Kinder Morgan, Inc.	62,456,225
214,837	NextEra Energy Partners LP	9,659,072
1,042,244	ONEOK, Inc.	71,039,351
342,480	Pattern Energy Group, Inc. - Class A	6,363,278
2,408,825	Plains GP Holdings LP - Class A	59,184,830
2,088,412	Tallgrass Energy GP LP - Class A	44,921,742
1,227,894	Targa Resources Corp.	59,712,485
1,629,217	Williams Cos., Inc.	43,760,769
		531,018,376
	Utilities – 0.8%
446,107	NRG Yield, Inc. - Class C	7,806,872

	Total Common Stocks (Cost $551,679,818)	538,825,248

	Master Limited Partnerships – 21.7%
	Energy – 21.2%
502,486	Buckeye Partners LP	18,114,620
1,708,377	DCP Midstream LP	71,598,080
1,861,190	Energy Transfer Partners LP	35,343,998
1,523,060	MPLX LP	54,693,085
77,196	TC PipeLines LP	1,877,407
509,935	Williams Partners LP	20,295,413
		201,922,603
	Industrial – 0.5%
382,435	USD Partners LP	4,283,272

	Total Master Limited Partnerships (Cost $187,975,401)	206,205,875

Advisory Research MLP & Energy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of May 31, 2018 (Unaudited)

Number of Shares		Value

	Short-Term Investments – 1.5%
14,731,452	Fidelity Institutional Money Market - Treasury Only Portfolio, 1.60%[4]	$14,731,452

	Total Short-Term Investments (Cost $14,731,452)	14,731,452

	Total Investments – 99.4% (Cost $937,651,003)	946,401,224
	Other Assets in Excess of Liabilities – 0.6%	5,682,469

	Total Net Assets – 100.0%	$952,083,693

LLC – Limited Liability Company

LP – Limited Partnership

[1]	Callable.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $82,009,187 which represents 8.61% of Net Assets.
[3]	Foreign security denominated in U.S. Dollars.
[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund

SUMMARY OF INVESTMENTS

As of May 31, 2018 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Energy	14.8%
Utilities	3.8%
Industrial	1.0%
Total Corporate Bonds	19.6%
Common Stocks
Energy	55.8%
Utilities	0.8%
Total Common Stocks	56.6%
Master Limited Partnerships
Energy	21.2%
Industrial	0.5%
Total Master Limited Partnerships	21.7%
Short-Term Investments	1.5%
Total Investments	99.4%
Other Assets in Excess of Liabilities	0.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2018 (Unaudited)

Assets:
Investments, at value (cost $937,651,003)	$946,401,224
Receivables:
Investment securities sold	4,829,284
Fund shares sold	748,607
Dividends and interest	4,072,366
Prepaid expenses	54,631
Total assets	956,106,112

Fund shares redeemed	508,562
Investment securities purchased	2,474,480
Advisory fees	801,447
Distribution fees - Class A and Class C (Note 7)	68,147
Fund Administration fees	57,834
Transfer agent fees and expenses	48,382
Fund accounting fees	29,241
Auditing fees	9,933
Custody fees	7,608
Trustees Deferred Compensation (Note 3)	1,240
Trustees' fees and expenses	602
Chief Compliance Officer fees	532
Accrued other expenses	14,411
Total liabilities	4,022,419

Net Assets	$952,083,693

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$1,192,578,503
Accumulated net investment loss	(59,993,932)
Accumulated net realized loss on investments, purchased options contractsand written options contracts	(189,251,099)
Net unrealized appreciation on investments:	8,750,221
Net Assets	$952,083,693

Class A Shares:
Net Assets applicable to shares outstanding	$59,615,419
Number of shares issued and outstanding	7,078,579
Redemption price per share*	$8.42
Maximum sales charge (5.50% of offering price)**	0.49
Maximum offering price to public	$8.91

Class C Shares:
Net Assets applicable to shares outstanding	$64,758,289
Number of shares issued and outstanding	7,665,843
Offering and redemption price per share*	$8.45

Class I Shares:
Net Assets applicable to shares outstanding	$827,709,985
Number of shares issued and outstanding	100,067,886
Offering and redemption price per share	$8.27

*	No sales charge applies on investments of $1 million or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% may be imposed on certain redemptions of such shares within 18 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1% on any shares sold within 12 months of purchasing them.
**	On sales of $50,000 or more, the sales charge may be reduced.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
STATEMENT OF OPERATIONS
For the Six Months Ended May 31, 2018 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $198,725)	$4,146,093
Interest	6,162,603
Total investment income	10,308,696

Expenses:
Advisory fees	4,533,817
Distribution fees - Class C (Note 7)	326,174
Distribution fees - Class A (Note 7)	80,048
Transfer agent fees and expenses	263,702
Fund Administration fees	234,832
Fund accounting fees	85,186
Registration fees	40,051
Custody fees	39,168
Shareholder reporting fees	30,676
Legal fees	13,338
Miscellaneous	12,977
Auditing fees	9,868
Trustees' fees and expenses	4,680
Chief Compliance Officer fees	1,815
Insurance fees	1,706

Total expenses	5,678,038
Net investment income	4,630,658

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(9,880,866)
Purchased options contracts	27,696
Net realized loss	(9,853,170)
Net change in unrealized appreciation/depreciation on investments	24,483,302
Net realized and unrealized gain	14,630,132

Net Increase in Net Assets from Operations	$19,260,790

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 31, 2018 (Unaudited)	For the Year Ended November 30, 2017
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$4,630,658	$10,550,517
Net realized loss on investments, purchased options contractsand written options contracts	(9,853,170)	(16,347,000)
Net change in unrealized appreciation/depreciation on investments	24,483,302	(56,330,670)
Net increase (decrease) in net assets resulting from operations	19,260,790	(62,127,153)

Distributions to Shareholders:
From net investment income:
Class A	(2,603,687)	(1,007,747)
Class C	(2,468,695)	(1,187,837)
Class I	(34,789,827)	(13,746,544)
From return of capital:
Class A	-	(3,505,333)
Class C	-	(4,167,739)
Class I	-	(47,253,163)
Total distributions to shareholders	(39,862,209)	(70,868,363)

Capital Transactions:
Net proceeds from shares sold:
Class A	16,794,232	35,995,997
Class C	9,360,094	22,630,098
Class I	296,267,279	386,659,676
Reinvestment of distributions:
Class A	1,128,602	2,325,026
Class C	1,240,546	2,339,977
Class I	21,110,657	37,141,916
Cost of shares redeemed:
Class A1	(19,190,887)	(21,979,271)
Class C2	(13,253,495)	(38,201,305)
Class I3	(207,118,496)	(308,226,627)
Net increase in net assets from capital transactions	106,338,532	118,685,487

Total increase (decrease) in net assets	85,737,113	(14,310,029)

Net Assets:
Beginning of period	866,346,580	880,656,609
End of period	$952,083,693	$866,346,580

Accumulated net investment loss	$(59,993,932)	$(24,762,381)

Capital Share Transactions:
Shares sold:
Class A	1,939,325	3,820,687
Class C	1,080,653	2,363,962
Class I	34,879,859	41,216,482
Shares reinvested:
Class A	134,768	256,456
Class C	147,648	257,832
Class I	2,565,692	4,173,248
Shares redeemed:
Class A	(2,244,180)	(2,340,341)
Class C	(1,534,547)	(4,029,292)
Class I	(24,745,060)	(33,601,887)
Net increase in capital share transactions	12,224,158	12,117,147

[1]	Net of redemption fee proceeds of $9,819 and $18,546, respectively.
[2]	Net of redemption fee proceeds of $4,314 and $5,332, respectively.
[3]	Net of redemption fee proceeds of $79,933 and $27,787, respectively.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Six Months Ended	For the Year Ended November 30,
	May 31, 2018 (Unaudited)	2017	2016	2015	2014	2013

Net asset value, beginning of period	$8.57	$9.87	$9.35	$13.93	$12.44	$11.24
Income from Investment Operations:
Net investment income[1]	0.04	0.09	0.20	0.21	0.18	0.13
Net realized and unrealized gain (loss) on investments	0.17	(0.69)	1.04	(4.10)	2.18	1.68
Total from investment operations	0.21	(0.60)	1.24	(3.89)	2.36	1.81

Less distributions:
From net investment income	(0.36)	(0.16)	(0.24)	(0.21)	(0.09)	(0.09)
From net realized gain	-	-	-	-	(0.53)	(0.33)
From return of capital	-	(0.54)	(0.48)	(0.48)	(0.25)	(0.19)
Total distributions	(0.36)	(0.70)	(0.72)	(0.69)	(0.87)	(0.61)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$8.42	$8.57	$9.87	$9.35	$13.93	$12.44

Total return[3]	2.48%[4]	(6.26%)	14.74%	(28.82%)	19.05%	16.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$59,616	$62,135	$54,418	$82,726	$86,863	$30,567

Ratio of expenses to average net assets:[5]
Before fees waived/recovered	1.41%[6]	1.39%	1.40%	1.40%	1.40%	1.44%
After fees waived/recovered	1.41%[6]	1.39%	1.40%	1.40%	1.43%	1.50%
Ratio of net investment income to average net assets:
Before fees waived/recovered	0.86%[6]	0.98%	2.36%	1.68%	1.30%	1.14%
After fees waived/recovered	0.86%[6]	0.98%	2.36%	1.68%	1.27%	1.08%

Portfolio turnover rate	19%[4]	30%	65%	37%	38%	42%

[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more, or a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain shares sold within 18 months. If the sales charges were included, total returns would be lower.
[4]	Not annualized.
[5]	The Advisor has contractually agreed to limit the operating expenses to 1.50%.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Six Months Ended	For the Year Ended November 30,
	May 31, 2018 (Unaudited)	2017	2016	2015	2014	2013

Net asset value, beginning of period	$8.60	$9.90	$9.37	$13.96	$12.46	$11.23
Income from Investment Operations:
Net investment income[1]	- [2]	0.02	0.14	0.12	0.07	0.04
Net realized and unrealized gain (loss) on investments	0.17	(0.69)	1.04	(4.12)	2.18	1.67
Total from investment operations	0.17	(0.67)	1.18	(4.00)	2.25	1.71

Less distributions:
From net investment income	(0.32)	(0.14)	(0.21)	(0.17)	- [2]	- [2]
From net realized gain	-	-	-	-	(0.53)	(0.33)
From return of capital	-	(0.49)	(0.44)	(0.42)	(0.22)	(0.15)
Total distributions	(0.32)	(0.63)	(0.65)	(0.59)	(0.75)	(0.48)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$8.45	$8.60	$9.90	$9.37	$13.96	$12.46

Total return[3]	2.09%[4]	(6.95)%	13.89%	(29.40%)	18.12%	15.41%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$64,758	$68,541	$92,873	$98,460	$115,033	$48,314

Ratio of expenses to average net assets:[5]
Before fees waived/recovered	2.16%[6]	2.14%	2.15%	2.15%	2.15%	2.19%
After fees waived/recovered	2.16%[6]	2.14%	2.15%	2.15%	2.18%	2.25%
Ratio of net investment income to average net assets:
Before fees waived/recovered	0.11%[6]	0.23%	1.61%	0.93%	0.55%	0.39%
After fees waived/recovered	0.11%[6]	0.23%	1.61%	0.93%	0.52%	0.33%

Portfolio turnover rate	19%[4]	30%	65%	37%	38%	42%

[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 12 months. If the sales charge was included, total returns would be lower.
[4]	Not annualized.
[5]	The Advisor has contractually agreed to limit the operating expenses to 2.25%.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Six Months Ended	For the Year Ended November 30,
	May 31, 2018 (Unaudited)	2017	2016	2015	2014	2013

Net asset value, beginning of period	$8.42	$9.70	$9.20	$13.70	$12.24	$11.10
Income from Investment Operations:
Net investment income[1]	0.05	0.11	0.23	0.24	0.21	0.16
Net realized and unrealized gain (loss) on investments	0.16	(0.68)	1.01	(4.03)	2.14	1.64
Total from investment operations	0.21	(0.57)	1.24	(3.79)	2.35	1.80

Less distributions:
From net investment income	(0.36)	(0.16)	(0.25)	(0.22)	(0.11)	(0.13)
From net realized gain	-	-	-	-	(0.53)	(0.33)
From return of capital	-	(0.55)	(0.49)	(0.49)	(0.25)	(0.21)
Total distributions	(0.36)	(0.71)	(0.74)	(0.71)	(0.89)	(0.67)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]	0.01

Net asset value, end of period	$8.27	$8.42	$9.70	$9.20	$13.70	$12.24

Total return[3]	2.59%[4]	(6.03)%	14.93%	(28.59%)	19.32%	16.56%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$827,710	$735,670	$733,365	$592,034	$594,964	$348,838

Ratio of expenses to average net assets:[5]
Before fees waived/recovered	1.16%[6]	1.14%	1.15%	1.15%	1.15%	1.19%
After fees waived/recovered	1.16%[6]	1.14%	1.15%	1.15%	1.18%	1.25%
Ratio of net investment income to average net assets:
Before fees waived/recovered	1.11%[6]	1.23%	2.61%	1.93%	1.55%	1.39%
After fees waived/recovered	1.11%[6]	1.23%	2.61%	1.93%	1.52%	1.33%

Portfolio turnover rate	19%[4]	30%	65%	37%	38%	42%

[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	The Advisor has contractually agreed to limit the operating expenses to 1.25%.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Infrastructure Fund

(“MLPPX”)

May 31, 2018

Dear Shareholder,

Thank you for your investment in the Advisory Research MLP & Energy Infrastructure Fund (the “Fund”). This report covers the six-month period ended May 31, 2018, as well as an overall update on the Fund’s investments.

Our firm, Advisory Research, Inc., serves as investment advisor for the Fund. We manage Master Limited Partnerships (“MLPs”) and energy infrastructure assets for investment companies, institutions and high net worth individuals.

The Fund’s primary investment objective is to seek current income and secondarily, long-term capital appreciation. The Fund will seek to meet its investment objective by opportunistically investing in energy infrastructure securities, with an emphasis on MLPs and entities affiliated with MLPs. We believe that a well-constructed portfolio of energy infrastructure investments has the potential to provide investors with a mix of current income, growth potential, low correlation to other asset classes, and some tax advantages. The Fund will invest in both equity and fixed income securities with the asset allocation being a function of current opportunities.

We expect the Fund to exhibit high correlation to and aim to generate similar returns with the Alerian MLP Index (the “Index”), but with less volatility and more liquidity over a full market cycle. In general, we expect the Fund to underperform when the Index is generating higher than average returns and to outperform when the Index performs at less than its long-term potential.

Fund Results as of May 31, 2018

6 Month Period	Performance	Volatility[1]	Correlation to Index
MLP & Energy Infrastructure Fund	2.31%	15.5%	0.96
Alerian MLP Index	5.71%	20.8%
1 Year Period	Performance	Volatility[1]	Correlation to Index
MLP & Energy Infrastructure Fund	-0.61%	14.0%	0.95
Alerian MLP Index	-3.71%	18.9%
3 Year Period	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Infrastructure Fund	-8.75%	21.8%	0.95
Alerian MLP Index	-8.13%	28.1%
5 Year Period	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Infrastructure Fund	-0.94%	18.4%	0.94
Alerian MLP Index	-3.20%	24.4%
Since Inception (9/9/2010)	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Infrastructure Fund	4.73%	16.2%	0.93
Alerian MLP Index	3.96%	21.6%

[1]	Standard deviation measures the dispersion of a set of data from its mean. Standard deviation is annualized based on daily total returns and indicates the volatility of a fund’s total returns. In general, the higher the standard deviation, the greater the volatility of return.
[2]	Annualized

For the periods ended 6/30/2018, the Fund had a one-year return of -0.73%, an annualized five year return of -0.94% and an annualized since inception return of 4.67%. The performance data quoted here represents past performance. Past performance is no guarantee of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and most recent month-end performance may be obtained by calling 1-888-665-1414. Based on the current prospectus, the total annual gross and net operating expense ratios for the Fund’s Class I shares are both 0.91%3. There is a 2% redemption fee if redeemed within 90 days of purchase.

Six Month Performance Ended May 31, 2018

During the period, the Fund’s total return was 2.31%, which underperformed the Index return of 5.71%. The MLP and energy infrastructure equity4 allocation returned 3.73% while the fixed income assets4 returned 0.94%.

For the six-month period, MLPs and energy infrastructure equities outpaced broader markets as energy markets continue to recover. The largest detractor to performance for the Fund was the portion of the portfolio invested in investment grade bonds4, which returned 1.04%, underperforming the Index. Investors will recall that there was little distinction between investment grade and high yield bonds in the portfolio during calendar year 2017, where returns were over seven percent for both. More recent performance has seen investment grade bonds react negatively to the Federal Reserve Open Market Committee’s actions, which increased their target rate. High yield should be, and was, more resilient as returns began diverging from investment grade and returned 1.04% during the period.

The other big driver of returns was our exposure to equity positions involved in the on-going wave of consolidation among energy infrastructure companies. Many of these transactions were catalyzed by the Federal Energy Regulatory Commission’s (FERC) policy shift towards MLPs owning pipelines the FERC regulates. Other transactions were announced in an effort to simplify corporate structures. These deals, or suppositions about potential deals, have weighed on the group. While we avoided exposure to some of these situations, we had exposure to others, which detracted from performance. Despite the volatile performance during the period, we think these deals ultimately remove uncertainty from the energy infrastructure markets, and should be a positive going forward.

Since Inception Performance

MLPs have completed a full market cycle since the Fund’s inception in 2010, and today’s long-term relative performance is consistent with what we expected at the Fund’s inception.

Since inception, the Fund has returned 4.73% annualized, ahead of the 3.96% annualized return for the Index. The equity4 portion of the Fund returned 5.96% annualized since inception. The fixed income4 portion of the strategy returned 6.41% annualized since inception, compared to the 2.65% annualized return for the Barclays U.S. Aggregate Bond Index.

The fixed income portion of the Fund continues to help reduce volatility for the portfolio. Since inception, the Fund’s volatility has averaged about 75% of the Alerian’s volatility. To illustrate risk-adjusted returns, we use the ratio of total annualized return divided by annualized standard deviation. Since inception, the Fund outperformed the Index with less volatility.

Risk-Adjusted Return Ratio	Since Inception (9/9/2010)
MLP & Energy Infrastructure Fund	0.29
Alerian MLP Index	0.18

The Fund continues to exhibit strong correlation to the Index, with a correlation ratio of 0.93 since inception. We expect that the Fund’s focus on buying MLPs and other securities closely related to MLPs will help keep the correlation with the Index high over time.

Portfolio Positioning

The equity allocation of 75.3% at May 31, 2018 was near the highest level in the Fund’s history and is consistent with our expectation that MLP-related equities will outperform fixed income securities in 2018.

	MLP and Energy Infrastructure Equity[4]	Fixed Income and Cash[4]
Period Ending May 31, 2018	75.3%	24.7%
Average Since Inception (9/9/2010)	71.3%	28.7%

An advantage of the strategy we employ is the ability to invest across the capital structure of the energy infrastructure entities in which we invest. During shorter periods, certain pieces of the capital structure may outperform others of the same issuer even though the cash flow supporting the equity, bonds, or preferred shares of a single issuer is identical. Industry fundamentals continue to show strong signs of a recovery. Market shifts in how management teams use their cash flow have made equity holders uncertain of future growth in shareholder payouts. Over the six months, that environment has proven positive, though volatile, for our equity holdings. As suggested in the 2017 Annual Report, the improving fundamentals were likely to favor equities. We believe this trend will continue and we maintain our more aggressive asset allocation today.

Our equity holdings continue to be concentrated in higher quality, stable cash flow companies. Moving forward, we believe the broad sustainability of distributions will become more certain, helping improve the performance of our underlying equity holdings.

Outlook

It has been an eventful six months marked by strong industry and company fundamentals, a steady stream of changes to midstream companies’ structures, and volatile market performance. The strong fundamental backdrop combined with low valuations lead us to believe that performance is likely to remain in an upward trend for the remainder of 2018.

The key positives are low valuation and strong industry trends. Valuation is still attractive even after strong returns late in the period. There are reasons to believe that returns may stay strong in the near term. Historically, there is fairly strong persistence in returns for MLPs. Strong quarters tend to be followed by positive performance in the subsequent quarter and year. Additionally, July has historically been one of the strongest months for MLP performance. July seems like a key month if the MLP market is to reprice to valuation levels more reflective of current fundamentals and generate the above average total returns in 2018 that we think are possible. If July returns are negative, it will be increasingly likely that the MLP market will remain undervalued through the November mid-term elections; historically broader equity markets are weak leading into the mid-terms and rally afterwards.

The other big positive surrounding midstream equities is industry fundamentals. Global crude oil demand is strong, crude oil stocks are low, and U.S. production of both crude and natural gas are at all-time highs. Crude, LNG, and natural gas liquid export activity are also at or near highs. The positive fundamentals are creating significant growth opportunities for energy infrastructure companies and we have seen that reflected in company results. EBITDA (Earning before Interest, Taxes, Depreciation, and Amortization) run-rates have recovered from recent lows and are expected to grow significantly this year, exceeding the level reached in 2014, the year the Alerian MLP Index last peaked. An effect of EBITDA increasing and prices remaining flat year-to-date is that one of the underlying metrics of our valuation discussed earlier, the median EV (Enterprise Value) /EBITDA, fell to 9.8x at period end. That is the lowest reading since the February 2016 market bottom of 9.4x and well below the 12.2x average multiple over the 20-year plus history.

There are certainly some reasons for caution. A primary concern is that MLP management teams are still acting very conservatively in regards to their distribution policies. We continue to see even the strongest MLPs generally slowing the growth rate of their distributions. This is likely in response to the still limited ability of MLPs to raise meaningful amounts of equity capital. In an environment where growth opportunities are abundant and capital raising is tough, it makes sense to retain more capital to fund growth internally. Additionally, management teams are electing to raise capital through preferred equity issuance. On its face this may seem prudent, but in effect it is subordinating the common equity holder to this new layer of capital. What may be good for the enterprise as a whole may not be immediately accretive to the equity holder. When these deals are preferential to management, sponsors, or non-equity holders, the occasional result is a poor trading environment for equities. This sorting out process of how to fund the equity portion of growth capital remains, and that uncertainty has led to some of the volatility we have experienced.

Another concern is a continuing barrage of announcements regarding changes to structures, typically referred to as simplifications or consolidations. Many of these simplification announcements are initially welcomed by the market, although, as time has moved on, the performance benefit has been more muted.

Despite a very noisy six months for energy infrastructure, we believe the table may be set for a strong 2018 as we look forward. Valuations remain attractive, fundamentals are sound, and although disruptive, the trend in simplifications removes uncertainty from tens of billions of dollars of market capitalization for the group.

As a shareholder, you will receive a 1099 tax form for 2018. Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed. Similarly, it is generally expected that you will not become subject to additional state and local income tax return filing requirements by reason of your holdings of Fund shares. Please consult your tax advisor for information specific to your situation.

We appreciate your investment in the Fund.

Sincerely,

Advisory Research, Inc.

The Alerian MLP Index is the leading gauge of energy Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, Mortgage Backed Securities (agency fixed-rate and hybrid Adjustable Rate Mortgage pass-throughs), Asset Backed Securities, and Collateralized Mortgage Backed Securities sectors.

Indexes are un-managed and do not account for investment expenses. You cannot invest directly in an index.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange. It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.

Investing in MLPs differs from investments in common stock including risks related to cash flow, dilution and voting rights. Investments are concentrated in the energy infrastructure sector; with an exclusive emphasis on securities issued by MLPs. Concentration of the Fund's investment in the energy infrastructure sector, with an exclusive emphasis on securities issued by MLPs, may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, changes in the economy or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership which could reduce the value and income produced from the Fund.

The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. Investments in securities of a limited number of issuers or primarily of the energy infrastructure sector exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

The Fund may invest in derivatives, (futures and options), high yield debt (also known as junk bonds) and ETFs. These investments involve significant risks and losses may occur. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

The Fund may invest in the debt securities of MLPs and generally, fixed income securities decrease in value when interest rates rise. High yield securities are below investment grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Certain transactions including the use of derivatives may give rise to a form of leverage which may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

The Fund intends to elect to be treated and to qualify each year, as a “regulated investment company” (RIC) under the U.S. Internal Revenue Code of 1986 (the “Code”). The Fund must meet certain source-of-income, asset diversification and annual distribution requirements to maintain RIC status. If for any taxable year the Fund fails to qualify as a RIC, all taxable income will be subject to federal income tax and possibly state and local income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced.

[3]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund until March 31, 2019 and may be terminated by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek recoupment from the Fund of fees waived or payments made to the Fund for a period of three full fiscal years after the date of the waiver or payment. Performance would have been lower without fee waivers in effect.

[4]	Sector and allocation performance shows the extent to which underlying holdings affect a fund’s performance relative to its index. The methodology of calculation is different from total return and will not match the fund’s performance. Performance shown is historical and is no guarantee of future results. For attribution purposes, partnerships taxed as corporations are included in the MLP allocation.

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice. Current and future portfolio holdings are subject to change and risks.

Advisory Research MLP & Energy Infrastructure Fund

SCHEDULE OF INVESTMENTS

As of May 31, 2018 (Unaudited)

Principal Amount		Value

	Corporate Bonds – 21.6%
	Energy – 16.7%
$7,050,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125%, 11/15/2022[1,2]	$7,174,926
3,250,000	Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/2026[1,2]	3,266,250
	Kinder Morgan, Inc.
700,000	7.800%, 8/1/2031	867,611
725,000	7.750%, 1/15/2032	901,650
2,425,000	Midcontinent Express Pipeline LLC 6.700%, 9/15/2019[2]	2,491,687
5,750,000	NGPL PipeCo LLC 7.768%, 12/15/2037[2]	6,756,250
8,575,000	PBF Holding Co. LLC / PBF Finance Corp. 7.250%, 6/15/2025[1]	8,893,990
2,400,000	Range Resources Corp. 5.000%, 3/15/2023[1]	2,328,000
700,000	Rockies Express Pipeline LLC 6.875%, 4/15/2040[2]	805,000
	Rose Rock Midstream LP / Rose Rock Finance Corp.
1,450,000	5.625%, 7/15/2022[1]	1,406,500
2,710,000	5.625%, 11/15/2023[1]	2,527,075
	SemGroup Corp.
3,100,000	7.250%, 3/15/2026[1,2]	3,038,000
1,250,000	7.250%, 3/15/2026[1]	1,225,000
4,050,000	Southwestern Energy Co. 7.500%, 4/1/2026[1]	4,191,831
3,075,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 6.750%, 3/15/2024[1]	3,236,499
		49,110,269
	Industrial – 1.2%
3,275,000	Teekay Corp. 8.500%, 1/15/2020[3]	3,381,438

	Utilities – 3.7%
	NRG Energy, Inc.
525,000	6.250%, 7/15/2022[1]	540,750
3,150,000	7.250%, 5/15/2026[1]	3,378,375
7,000,000	Rockpoint Gas Storage Canada Ltd. 7.000%, 3/31/2023[1,2,3]	7,061,250
		10,980,375
	Total Corporate Bonds (Cost $62,596,275)	63,472,082

Advisory Research MLP & Energy Infrastructure Fund

SCHEDULE OF INVESTMENTS - Continued

As of May 31, 2018 (Unaudited)

Number of Shares		Value

	Common Stocks – 54.4%
	Energy – 53.6%
377,255	Antero Midstream GP LP	$7,262,159
724,284	Enbridge Energy Management LLC	6,880,703
382,355	Enbridge, Inc.[3]	11,879,770
895,990	EnLink Midstream LLC	15,679,825
204,075	EQT Corp.	10,518,026
1,103,980	Kinder Morgan, Inc.	18,414,386
65,223	NextEra Energy Partners LP	2,932,426
298,491	ONEOK, Inc.	20,345,147
103,556	Pattern Energy Group, Inc. - Class A	1,924,070
676,978	Plains GP Holdings LP - Class A	16,633,349
634,751	Tallgrass Energy GP LP - Class A	13,653,494
362,026	Targa Resources Corp.	17,605,324
497,451	Williams Cos., Inc.	13,361,534
		157,090,213
	Utilities – 0.8%
135,457	NRG Yield, Inc. - Class C	2,370,498

	Total Common Stocks (Cost $183,910,268)	159,460,711

	Master Limited Partnerships – 21.0%
	Energy – 20.5%
149,082	Buckeye Partners LP	5,374,406
515,218	DCP Midstream LP	21,592,786
555,416	Energy Transfer Partners LP	10,547,350
459,559	MPLX LP	16,502,763
23,471	TC PipeLines LP	570,815
139,220	Williams Partners LP	5,540,956
		60,129,076
	Industrial – 0.5%
130,699	USD Partners LP	1,463,829

	Total Master Limited Partnerships (Cost $58,238,791)	61,592,905

	Short-Term Investments – 2.6%
7,620,519	Fidelity Institutional Money Market - Treasury Only Portfolio, 1.60%[4]	7,620,519

	Total Short-Term Investments (Cost $7,620,519)	7,620,519

Advisory Research MLP & Energy Infrastructure Fund

SCHEDULE OF INVESTMENTS - Continued

As of May 31, 2018 (Unaudited)

Value

Total Investments – 99.6% (Cost $312,365,853)	$292,146,217
Other Assets in Excess of Liabilities – 0.4%	1,165,054

Total Net Assets – 100.0%	$293,311,271

LLC – Limited Liability Company

LP – Limited Partnership

[1]	Callable.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $30,593,363 which represents 10.43% of Net Assets.
[3]	Foreign security denominated in U.S. Dollars.
[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Infrastructure Fund

SUMMARY OF INVESTMENTS

As of May 31, 2018 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Energy	16.7%
Utilities	3.7%
Industrial	1.2%
Total Corporate Bonds	21.6%
Common Stocks
Energy	53.6%
Utilities	0.8%
Total Common Stocks	54.4%
Master Limited Partnerships
Energy	20.5%
Industrial	0.5%
Total Master Limited Partnerships	21.0%
Short-Term Investments	2.6%
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2018 (Unaudited)

Assets:
Investments, at value (cost $312,365,853)	$292,146,217
Receivables:
Investment securities sold	1,467,571
Fund shares sold	4,616
Dividends and interest	1,370,527
Prepaid expenses	19,171
Total assets	295,008,102

Liabilities:
Payables:
Fund shares redeemed	28,278
Investment securities purchased	1,398,765
Advisory fees	183,330
Fund administration fees	28,652
Transfer agent fees and expenses	20,026
Fund accounting fees	17,945
Auditing fees	9,991
Trustees' deferred compensation (Note 3)	1,002
Trustees' fees and expenses	700
Chief Compliance Officer fees	509
Accrued other expenses	7,633
Total liabilities	1,696,831

Net Assets	$293,311,271

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number ofshares authorized)	$421,720,956
Accumulated net investment loss	(22,859,582)
Accumulated net realized loss on investments and purchased options contracts	(85,330,467)
Net unrealized depreciation on investments	(20,219,636)
Net Assets	$293,311,271

Class I:
Shares of beneficial interest issued and outstanding	36,441,090
Net asset value per share	$8.05

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Infrastructure Fund
STATEMENT OF OPERATIONS
For the Six Months Ended May 31, 2018 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $66,433)	$1,517,809
Interest	2,238,428
Total investment income	3,756,237

Expenses:
Advisory fees	1,200,729
Fund administration fees	112,658
Transfer agent fees and expenses	60,788
Fund accounting fees	49,412
Custody fees	22,628
Registration fees	11,472
Auditing fees	9,972
Legal fees	9,771
Trustees' fees and expenses	4,039
Chief Compliance Officer fees	1,837
Insurance fees	1,131
Shareholder reporting fees	744
Miscellaneous	367

Total expenses	1,485,548
Net investment income	2,270,689

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(6,080,486)
Purchased options contracts	8,273
Net realized loss	(6,072,213)
Net change in unrealized appreciation/depreciation	5,912,464
Net realized and unrealized loss	(159,749)

Net increase in Net Assets from Operations	$2,110,940

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Month Ended May 31, 2018 (Unaudited)	For the Year Ended November 30, 2017
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$2,270,689	$5,568,462
Net realized loss on investments and purchased options contracts	(6,072,213)	(3,069,149)
Net change in unrealized appreciation/depreciation on investments and purchased options contracts	5,912,464	(21,754,745)
Net increase (decrease) in net assets resulting from operations	2,110,940	(19,255,432)

Distributions to Shareholders:
From net investment income	(14,003,052)	(11,284,270)
Return of capital	-	(18,918,075)
Total distributions to shareholders	(14,003,052)	(30,202,345)

Capital Transactions:
Class I:
Proceeds from shares sold	33,409,591	62,078,493
Reinvestment of distributions	13,949,281	30,003,006
Cost of shares redeemed[1]	(70,695,956)	(146,714,422)
Net decrease in net assets from capital transactions	(23,337,084)	(54,632,923)

Total decrease in net assets	(35,229,196)	(104,090,700)

Net Assets:
Beginning of period	328,540,467	432,631,167
End of period	$293,311,271	$328,540,467

Accumulated net investment loss	$(22,859,582)	$(11,127,219)

Capital Share Transactions:
Shares sold	4,106,593	6,818,408
Shares reinvested	1,740,560	3,428,149
Shares redeemed	(9,305,029)	(15,816,885)
Net decrease in capital share transactions	(3,457,876)	(5,570,329)

[1]	Net of redemption fee proceeds of $169 and $935, respectively.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Infrastructure Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Six Months Ended	For the Year Ended November 30,
	May 31, 2018 (Unaudited)	2017	2016	2015	2014	2013

Net asset value, beginning of period	$8.23	$9.51	$9.31	$13.97	$12.45	$11.91
Income from Investment Operations:
Net investment income[1]	0.06	0.13	0.25	0.26	0.23	0.19
Net realized and unrealized gain (loss) on investments	0.12	(0.69)	0.68	(4.20)	2.23	1.71
Total from investment operations	0.18	(0.56)	0.93	(3.94)	2.46	1.90

Less distributions:
From net investment income	(0.36)	(0.27)	(0.25)	(0.20)	(0.40)	(0.10)
From net realized gain	-	-	-	-	(0.37)	(1.26)
From return of capital	-	(0.45)	(0.48)	(0.52)	(0.17)	-
Total distributions	(0.36)	(0.72)	(0.73)	(0.72)	(0.94)	(1.36)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	-	-

Net asset value, end of period	$8.05	$8.23	$9.51	$9.31	$13.97	$12.45

Total return[3]	2.31%[5]	(6.13%)	11.45%	(29.18%)	20.18%	17.32%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$293,311	$328,540	$432,631	$429,246	$167,417	$31,819

Ratio of expenses to average net assets: [4]
Before fees waived/recovered	0.93%[6]	0.90%	0.90%	0.94%	1.18%	1.40%
After fees waived/recovered	0.93%[6]	0.90%	0.94%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets:
Before fees waived/recovered	1.42%[6]	1.42%	3.01%	2.23%	1.49%	1.12%
After fees waived/recovered	1.42%[6]	1.42%	2.97%	2.17%	1.67%	1.52%
Portfolio turnover rate	37%[5]	28%	71%	29%	34%	56%

[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	The Advisor has contractually agreed to limit the operating expenses to 1.00%.
[5]	Not Annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund

(“INFJX, INFKX, INFEX”)

May 31, 2018

Dear Shareholder,

Thank you for your investment in the Advisory Research MLP & Equity Fund (the “Fund”). This report covers the six-month period ending May 31, 2018, as well as an overall update on the Fund’s investments.

Our firm, Advisory Research, Inc., serves as investment advisor for the Fund. We manage Master Limited Partnerships (“MLPs”) and energy infrastructure assets for investment companies, institutions and high net worth individuals.

The Fund’s primary investment objective is to seek total return. The Fund will seek to meet its investment objective by opportunistically investing in energy infrastructure securities, with an emphasis on MLPs and entities affiliated with MLPs.

The Fund launched in the later portion of the most recent bear market. The period since the Fund’s inception was challenging as the Alerian MLP Index fell -3.01% and the Fund underperformed with a return of -3.95%.

Fund Results as of May 31, 2018

6 Month Period	Performance	Correlation to Index
MLP & Equity Fund – Class I	1.82%	0.93
Alerian MLP Index	5.71%
1 Year Period	Performance	Correlation to Index
MLP & Equity Fund – Class I	0.21%	0.91
Alerian MLP Index	-3.71%
Since Inception (8/31/2015)	Performance[1]	Correlation to Index
MLP & Equity Fund – Class I	-3.95%	0.93
Alerian MLP Index	-3.01%

[1]	annualized

For the period ended 6/30/2018, the Fund’s Class I shares returned -3.61% annualized since inception. The performance data quoted here represents past performance. Past performance is no guarantee of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and most recent month-end performance may be obtained by calling 1-888-665-1414. Based on the current prospectus, the total annual gross and net operating expense ratios for the Fund’s Class I shares are 2.76% and 1.11% respectively2. There is a 2% redemption fee if redeemed within 90 days of purchase.

Six Month Performance ended May 31, 2018

During the period, the Fund’s total return was 1.82%, which underperformed the Index return of 5.71%. The Fund’s holdings consist of MLPs and other energy infrastructure equities. The largest relative contributor to performance in the period was derived from the Fund avoiding the Natural Gas Pipelines & Storage sector. Many of the MLPs in this sector owned pipelines regulated by the Federal Energy Regulatory Commission (FERC). In March the FERC changed policy, dis-incentivizing MLPs from owning the pipelines regulated by the FERC. The biggest detractor from relative performance was the Fund’s holdings in Diversified Infrastructure sector, which are geographically diverse companies that operate across multiple pieces of the energy value chain. Two of the MLPs that make up a large portion of this sector performed very well during the period; however, the Fund did not own them.

The other big driver of returns was our exposure to equity positions involved in the on-going wave of consolidation among the group. Many of these transactions were catalyzed by the FERC’s policy shift. Other transactions were announced in an effort to simplify corporate structures. These deals, or suppositions about potential deals, have weighed on the group. While we avoided exposure to some of these situations, we had exposure to others, which detracted from performance. Despite the volatile performance during the period, we think these deals ultimately remove uncertainty from the energy infrastructure markets, and should be a positive going forward.

Since Inception Performance

Since inception, the Fund has returned -3.95% behind the -3.01% annualized return for the Index. The since inception period includes the last five months of the most recent bear market for MLPs which ended in February 2016. During this time, both the Fund’s MLP and energy equity holdings underperformed the Index. Since the bear market bottom in February 2016, the Fund has outperformed in comparison to the Index.

Outlook

It has been an eventful six months marked by strong industry and company fundamentals, a steady stream of changes to midstream companies’ structures, and volatile market performance. The strong fundamental backdrop combined with low valuations lead us to believe that performance is likely to remain in an upward trend for the remainder of 2018.

The key positives are low valuation and strong industry trends. Valuation is still attractive even after strong returns late in the period. There are reasons to believe that returns may stay strong in the near term. Historically, there is fairly strong persistence in returns for MLPs. Strong quarters tend to be followed by positive performance in the subsequent quarter and year. Additionally, July has historically been one of the strongest months for MLP performance. July seems like a key month if the MLP market is to reprice to valuation levels more reflective of current fundamentals and generate the above average total returns in 2018 that we think are possible. If July returns are negative, it will be increasingly likely that the MLP market will remain undervalued through the November mid-term elections; historically broader equity markets are weak leading into the mid-terms and rally afterwards.

The other big positive surrounding midstream equities is industry fundamentals. Global crude oil demand is strong, crude oil stocks are low, and U.S. production of both crude and natural gas are at all-time highs. Crude, LNG, and natural gas liquid export activity are also at or near highs. The positive fundamentals are creating significant growth opportunities for energy infrastructure companies and we have seen that reflected in company results. EBITDA (Earning before Interest, Taxes, Depreciation, and Amortization) run-rates have recovered from recent lows and are expected to grow significantly this year, exceeding the level reached in 2014, the year the Alerian MLP Index last peaked. An effect of EBITDA increasing and prices remaining flat year-to-date is that one of the underlying metrics of our valuation discussed earlier, the median EV (Enterprise Value) /EBITDA, fell to 9.8x at period end. That is the lowest reading since the February 2016 market bottom of 9.4x and well below the 12.2x average multiple over the 20-year plus history.

There are certainly some reasons for caution. A primary concern is that MLP management teams are still acting very conservatively in regards to their distribution policies. We continue to see even the strongest MLPs generally slowing the growth rate of their distributions. This is likely in response to the still limited ability of MLPs to raise meaningful amounts of equity capital. In an environment where growth opportunities are abundant and capital raising is tough, it makes sense to retain more capital to fund growth internally. Additionally, management teams are electing to raise capital through preferred equity issuance. On its face this may seem prudent, but in effect it is subordinating the common equity holder to this new layer of capital. What may be good for the enterprise as a whole may not be immediately accretive to the equity holder. When these deals are preferential to management, sponsors, or non-equity holders, the occasional result is a poor trading environment for equities. This sorting out process of how to fund the equity portion of growth capital remains, and that uncertainty has led to some of the volatility we have experienced.

Another concern is a continuing barrage of announcements regarding changes to structures, typically referred to as simplifications or consolidations. Many of these simplification announcements are initially welcomed by the market, although, as time has moved on, the performance benefit has been more muted.

Despite a very noisy six months for energy infrastructure, we believe the table may be set for a strong 2018 as we look forward. Valuations remain attractive, fundamentals are sound, and although disruptive, the trend in simplifications removes uncertainty from tens of billions of dollars of market capitalization for the group.

As a shareholder, you will receive a 1099 tax form for 2018. Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed. Similarly, it is generally expected that you will not become subject to additional state and local income tax return filing requirements by reason of your holdings of Fund shares. Please consult your tax advisor for information specific to your situation.

We appreciate your investment in the Fund.

Sincerely,

Advisory Research, Inc.

The Alerian MLP Index is the leading gauge of energy Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

Indexes are un-managed and do not account for investment expenses. You cannot invest directly in an index.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange. It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.

Investing in MLPs differs from investments in common stock including risks related to cash flow, dilution and voting rights. Investments are concentrated in the energy infrastructure sector; with an exclusive emphasis on securities issued by MLPs. Concentration of the Fund's investment in the energy infrastructure sector, with an exclusive emphasis on securities issued by MLPs, may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, changes in the economy or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership which could reduce the value and income produced from the Fund.

The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. Investments in securities of a limited number of issuers or primarily of the energy infrastructure sector exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

The Fund intends to elect to be treated and to qualify each year, as a “regulated investment company” (RIC) under the U.S. Internal Revenue Code of 1986 (the “Code”). The Fund must meet certain source-of-income, asset diversification and annual distribution requirements to maintain RIC status. If for any taxable year the Fund fails to qualify as a RIC, all taxable income will be subject to federal income tax and possibly state and local income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced.

[2]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund until March 31, 2019 and may be terminated by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek recoupment from the Fund of fees waived or payments made to the Fund for a period of three full fiscal years after the date of the waiver or payment. Performance would have been lower without fee waivers in effect.

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice. Current and future portfolio holdings are subject to change and risks.

Advisory Research MLP & Equity Fund

SCHEDULE OF INVESTMENTS

As of May 31, 2018 (Unaudited)

Number of Shares		Value

	Common Stocks – 73.4%
	Energy – 73.4%
39,740	Antero Midstream GP LP	$764,995
1	Enbridge Energy Management LLC	5
23,433	Enbridge, Inc.[1]	728,063
44,170	EnLink Midstream LLC	772,975
14,160	EQT Corp.	729,806
75,778	Kinder Morgan, Inc.	1,263,977
3,383	NextEra Energy Partners LP	152,100
20,115	ONEOK, Inc.	1,371,038
48,880	Plains GP Holdings LP - Class A	1,200,982
56,443	Tallgrass Energy GP LP - Class A	1,214,089
26,282	Targa Resources Corp.	1,278,094
17,215	TransCanada Corp.[1]	720,103
44,391	Williams Cos., Inc.	1,192,342
		11,388,569
	Total Common Stocks (Cost $10,542,047)	11,388,569

	Master Limited Partnerships – 24.1%
	Energy – 20.1%
15,674	Andeavor Logistics LP	672,415
18,177	DCP Midstream LP	761,798
14,396	MPLX LP	516,960
8,875	Phillips 66 Partners LP	464,162
31,310	Shell Midstream Partners LP	701,031
		3,116,366
	Utilities – 4.0%
16,815	Western Gas Equity Partners LP	617,111

	Total Master Limited Partnerships (Cost $3,471,043)	3,733,477

	Short-Term Investments – 2.6%
405,518	Fidelity Institutional Money Market - Treasury Only Portfolio, 1.60%[2]	405,518

	Total Short-Term Investments (Cost $405,518)	405,518

	Total Investments – 100.1% (Cost $14,418,608)	15,527,564
	Liabilities in Excess of Other Assets – (0.1)%	(8,226)

	Total Net Assets – 100.0%	$15,519,338

LLC – Limited Liability Company

LP – Limited Partnership

Advisory Research MLP & Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of May 31, 2018 (Unaudited)

[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund

SUMMARY OF INVESTMENTS

As of May 31, 2018 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Energy	73.4%
Total Common Stocks	73.4%
Master Limited Partnerships
Energy	20.1%
Utilities	4.0%
Total Master Limited Partnerships	24.1%
Short-Term Investments	2.6%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2018 (Unaudited)

Assets:
Investments, at value (cost $14,418,608)	$15,527,564
Due from Advisor	8,871
Dividends and interest	15,409
Prepaid expenses	14,814
Total assets	15,566,658

Liabilities:
Payables:
Fund shares redeemed	3,685
Distribution fees - Class A and Class C (Note 7)	262
Auditing fees	10,191
Fund Administration fees	8,583
Transfer agent fees and expenses	8,450
Fund accounting fees	7,777
Shareholder reporting fees	2,924
Chief Compliance Officer fees	1,145
Custody fees	1,104
Trustees' deferred compensation (Note 3)	862
Trustees' fees and expenses	398
Accrued other expenses	1,939
Total liabilities	47,320

Net Assets	$15,519,338

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$14,785,495
Accumulated net investment loss	(329,266)
Accumulated net realized loss on investments	(45,847)
Net unrealized appreciation on investments	1,108,956
Net Assets	$15,519,338

Class A Shares:
Net Assets applicable to shares outstanding	$514,972
Number of shares issued and outstanding	58,585
Redemption price per share*	$8.79
Maximum sales charge (5.50% of offering price)**	0.51
Maximum offering price to public	$9.30

Class C Shares:
Net Assets applicable to shares outstanding	$186,874
Number of shares issued and outstanding	21,267
Offering and redemption price per share*	$8.79

Class I Shares:
Net Assets applicable to shares outstanding	$14,817,492
Number of shares issued and outstanding	1,681,853
Offering and redemption price per share	$8.81

*	No sales charge applies on investments of $1 million or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% may be imposed on certain redemptions of such shares within 18 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1% on any shares sold within 12 months of purchasing them.
**	On sales of $50,000 or more, the sales charge may be reduced.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund
STATEMENT OF OPERATIONS
For the Six Months Ended May 31, 2018 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $6,599)	$82,888
Interest	4,208
Total investment income	87,096

Expenses:
Advisory fees	64,130
Fund administration fees	29,299
Fund accounting fees	26,022
Registration fees	24,709
Transfer agent fees and expenses	23,616
Auditing fees	9,472
Legal fees	7,279
Custody fees	3,891
Miscellaneous	2,993
Trustees' fees and expenses	2,665
Shareholder reporting fees	2,596
Chief Compliance Officer fees	1,844
Distribution fees - Class C (Note 7)	1,178
Distribution fees - Class A (Note 7)	606
Insurance fees	593

Total expenses	200,893
Advisory fees waived	(64,130)
Other expenses absorbed	(51,988)
Net expenses	84,775
Net investment income	2,321

Realized and Unrealized Gain (Loss):
Net realized gain on investments	467,861
Net change in unrealized appreciation/depreciation	(263,388)
Net realized and unrealized gain on investments	204,473

Net increase in Net Assets from Operations	$206,794

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 31, 2018 (Unaudited)	For the Year Ended November 30, 2017
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$2,321	$(14,388)
Net realized gain on investments	467,861	85,436
Net change in unrealized appreciation/depreciation on investments	(263,388)	(1,064,937)
Net increase (decrease) in net assets resulting from operations	206,794	(993,889)

Distributions to Shareholders:
From net investment income:
Class A	(1,979)	(1,044)
Class C	(949)	(207)
Class I	(63,876)	(52,206)
Total distributions to shareholders	(66,804)	(53,457)

Capital Transactions:
Net proceeds from shares sold:
Class A	82,980	169,971
Class C	75,000	-
Class I	1,097,125	1,543,356
Reinvestment of distributions:
Class A	1,807	1,000
Class C	949	207
Class I	61,417	51,828
Cost of shares redeemed:
Class A1	(30,830)	(75,852)
Class C2	(145,522)	(12,537)
Class I	(265,176)	(531,073)
Net increase in net assets from capital transactions	877,750	1,146,900

Total increase in net assets	1,017,740	99,554

Net Assets:
Beginning of period	14,501,598	14,402,044
End of period	$15,519,338	$14,501,598

Accumulated net investment loss	$(329,266)	$(264,783)

Capital Share Transactions:
Shares sold:
Class A	9,631	18,217
Class C	9,447	-
Class I	120,200	171,063
Shares reinvested:
Class A	202	111
Class C	106	21
Class I	6,870	5,851
Shares redeemed:
Class A	(3,750)	(8,159)
Class C	(18,328)	(1,334)
Class I	(30,748)	(57,842)
Net increase in capital share transactions	93,630	127,928

[1]	Net of redemption fee proceeds of $0 and $128, respectively.
[2]	Net of redemption fee proceeds of $0 and $256, respectively.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Six Months Ended	For the Year Ended November 30,		For the Period August 31, 2015* through
	May 31, 2018 (Unaudited)	2017	2016	November 30, 2015

Net asset value, beginning of period	$8.68	$9.34	$8.26	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.01)	(0.03)	0.05	(0.01)
Net realized and unrealized gain (loss) on investments	0.16	(0.61)	1.07	(1.73)
Total from investment operations	0.15	(0.64)	1.12	(1.74)

Less distributions:
From net investment income	(0.04)	(0.02)	(0.04)	-
From net realized gain	-	-	- [2]	-
Total distributions	(0.04)	(0.02)	(0.04)	-

Redemption fee proceeds[1]	-	- [2]	- [2]	-

Net asset value, end of period	$8.79	$8.68	$9.34	$8.26

Total return[3]	1.69%[5]	(6.84%)	13.70%	(17.40%)[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$515	$456	$396	$71

Ratio of expenses to average net assets:[4]
Before fees waived and expenses absorbed	2.89%[6]	3.00%	3.39%	13.72%[6]
After fees waived and expenses absorbed	1.35%[6]	1.35%	1.35%	1.35%[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.73%)[6]	(1.97%)	(1.39%)	(12.71%)[6]
After fees waived and expenses absorbed	(0.19%)[6]	(0.32%)	0.65%	(0.34%)[6]
Portfolio turnover rate	32%[5]	15%	52%	11%[5]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more, or a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain shares sold within 18 months. If the sales charges were included, total returns would be lower.
[4]	The Advisor has contractually agreed to limit the operating expenses to 1.35%.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Six Months Ended	For the Year Ended November 30,		For the Period August 31, 2015* through
	May 31, 2018 (Unaudited)	2017	2016	November 30, 2015

Net asset value, beginning of period	$8.71	$9.42	$8.24	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.04)	(0.10)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	0.15	(0.61)	1.20	(1.73)
Total from investment operations	0.11	(0.71)	1.19	(1.76)

Less distributions:
From net investment income	(0.03)	(0.01)	(0.01)	-
From net realized gain	-	-	- [2]	-
Total distributions	(0.03)	(0.01)	(0.01)	-

Redemption fee proceeds[1]	-	0.01	- [2]	-

Net asset value, end of period	$8.79	$8.71	$9.42	$8.24

Total return[3]	1.27%[5]	(7.47%)	14.47%	(17.60%)[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$187	$262	$295	$1

Ratio of expenses to average net assets:[4]
Before fees waived and expenses absorbed	3.64%[6]	3.75%	4.14%	14.47%[6]
After fees waived and expenses absorbed	2.10%[6]	2.10%	2.10%	2.10%[6]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(2.48%)[6]	(2.72%)	(2.14%)	(13.59%)[6]
After fees waived and expenses absorbed	(0.94%)[6]	(1.07%)	(0.10%)	(1.22%)[6]
Portfolio turnover rate	32%[5]	15%	52%	11%[5]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain shares sold within 12 months. If the sales charges were included, total returns would be lower.
[4]	The Advisor has contractually agreed to limit the operating expenses to 2.10%.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Six Months Ended	For the Year Ended November 30,		For the Period August 31, 2015* through
	May 31, 2018 (Unaudited)	2017	2016	November 30, 2015

Net asset value, beginning of period	$8.69	$9.35	$8.25	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	- [2]	(0.01)	0.07	- [2]
Net realized and unrealized gain (loss) on investments	0.16	(0.62)	1.09	(1.75)
Total from investment operations	0.16	(0.63)	1.16	(1.75)

Less distributions:
From net investment income	(0.04)	(0.03)	(0.06)	-
From net realized gain	-	-	- [2]	-
Total distributions	(0.04)	(0.03)	(0.06)	-

Redemption fee proceeds[1]	-	-	- [2]	-

Net asset value, end of period	$8.81	$8.69	$9.35	$8.25

Total return[3]	1.82%[5]	(6.70%)	14.20%	(17.50%)[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,817	$13,784	$13,711	$7,813

Ratio of expenses to average net assets:[4]
Before fees waived and expenses absorbed	2.64%[6]	2.75%	3.14%	13.47%[6]
After fees waived and expenses absorbed	1.10%[6]	1.10%	1.10%	1.10%[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.48%)[6]	(1.72%)	(1.14%)	(12.46%)[6]
After fees waived and expenses absorbed	0.06%[6]	(0.07%)	0.90%	(0.09%)[6]
Portfolio turnover rate	32%[5]	15%	52%	11%[5]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	The Advisor has contractually agreed to limit the operating expenses to 1.10%.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2018 (Unaudited)

Note 1 – Organization

The Advisory Research MLP & Energy Income Fund (the “Energy Income Fund”), Advisory Research MLP & Energy Infrastructure Fund (the “Energy Infrastructure Fund”) and Advisory Research MLP & Equity Fund (the “Equity Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Energy Income Fund primarily seeks current income and secondarily seeks long-term capital appreciation. The Fund offers three classes of shares, Class A, Class C and Class I. Class A shares commenced investment operations on May 18, 2011. Class C shares commenced investment operations on April 2, 2012. Class I shares commenced investment operations on December 27, 2010.

The Energy Infrastructure Fund primarily seeks current income and secondarily seeks long-term capital appreciation. The Fund offers one class of shares, Class I. Class I shares commenced investment operations on September 9, 2010.

The Equity Fund primarily seeks total return. The Fund offers three classes of shares, Class A, Class C and Class I. All three share classes commenced investment operations on August 31, 2015.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018 (Unaudited)

(b) Master Limited Partnerships

A Master Limited Partnership (“MLP”) is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership. The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.

(c) Sector Concentration Risk

The focus of each Fund’s portfolio on a specific industry may present more risks than if the portfolio were broadly diversified over numerous industries. A downturn in energy related industries would have a larger impact on a Fund than on an investment company that does not concentrate in such industries. At times, the performance of each Fund’s investments may lag the performance of other industries or the broader market as a whole. Such underperformance may continue for extended periods of time.

(d) Return of Capital Estimates

Distributions received from each Fund’s investments in MLPs generally are comprised of income and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended May 31, 2018, the Funds estimated that 100% of the MLP distributions received would be treated as return of capital.

(e) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made. Income and expenses of expenses of the Energy Income Fund and the Equity Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees pursuant to Rule 12b-1, that are specific to individual share classes, are accrued directly to the respective share class. Transfer agent fees and expenses reported on the Statement of Operations for the Energy Income Fund and the Energy Infrastructure Fund include payments to third parties for performing shareholder services to their customers.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018 (Unaudited)

(f) Short Sales

Short sales are transactions under which each Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by each Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(g) Options

The Funds may write or purchase options contracts primarily to enhance each Fund’s returns and reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(h) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended November 30, 2014-2017 and as of and during the six months ended May 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018 (Unaudited)

(i) Distributions to Shareholders

The Energy Income Fund and Energy Infrastructure Fund will make distributions quarterly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Equity Fund will make distributions semi-annually and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

The estimated characterization of the distributions paid will be either a dividend, capital gain or return of capital. This estimate is based on each Fund’s operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by each Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

The portion of each Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Funds’ advisor (e.g., merger, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Funds, changes in tax laws, etc.). The return of capital portion may also be impacted by each Fund’s strategy, which may recognize gains on its holdings. Because of these factors, the portion of each Fund’s distributions that are classified as return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc. (the “Advisor”). Under the terms of the Agreement, The Energy Income Fund, Energy Infrastructure Fund and Equity Fund pays a monthly investment advisory fee to the Advisor. The annual rates are listed by Fund in the table below. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A) expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation). This agreement is in effect until March 31, 2019, and it may be terminated before that date only by the Trust's Board of Trustees. The table below contains the expense cap by Fund and by Class:

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018 (Unaudited)

	Investment Advisory Fees	Total Limit on Annual Operating Expenses Class A Shares†	Total Limit on Annual Operating Expenses Class C Shares†	Total Limit on Annual Operating Expenses Class I Shares†
Energy Income Fund	1.00%	1.50%	2.25%	1.25%
Energy Infrastructure Fund	0.75%	-	-	1.00%
Equity Fund	0.85%	1.35%	2.10%	1.10%

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

For the six months ended May 31, 2018, the Advisor waived fees totaling $116,118 for the Equity Fund. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At May 31, 2018, the amount of potentially recoverable expenses was $675,727. The Advisor may recapture all or a portion of this amount no later than November 30 of the years stated below:

2018	$74,175
2019	244,581
2020	240,853
2021	116,118
Total	$675,727

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

For the six months ended May 31, 2018, UMBFS received $48,382, $18,482 and $23,616 in transfer agent fees for Energy Income Fund, Energy Infrastructure Fund and Equity Fund respectively.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the six months ended May 31, 2018, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018 (Unaudited)

Dziura Compliance Consulting, LLC provides the Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the six months ended May 31, 2018, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At May 31, 2018, gross unrealized appreciation and depreciation of investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	Energy Income Fund	Energy Infrastructure Fund	Equity Fund

Cost of investments	$916,216,683	$306,011,973	$14,142,100

Gross unrealized appreciation	$121,812,046	$29,075,212	$2,211,789
Gross unrealized depreciation	(91,627,505)	(42,940,968)	(826,325)
Net unrealized appreciation/(depreciation) on investments	$30,184,541	$(13,865,756)	$1,385,464

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1’s, which are treated as an increase/(decrease) in cost basis of the MLP shares held, options, and timing differences in recognizing certain gains and losses in security transactions.

As of November 30, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Energy Income Fund	Energy Infrastructure Fund	Equity Fund
Undistributed ordinary income	$-	$-	$58,212
Undistributed long-term gains	-	-	-
Tax accumulated earnings	-	-	58,212

Accumulated capital, other losses and other differences	$(241,502,324)[1]	$(105,383,066)[2]	$(1,398,530)[3]
Net unrealized appreciation (depreciation) on investments	21,608,933	(11,134,507)	1,934,171
Total accumulated earnings (deficit)	$(219,893,391)	$(116,517,573)	$593,853

[1]	Other differences consists of (42,740,932) of deferred partnership distributions, (24,762,381) of passive activity losses and (173,999,011) of capital loss carryforwards.

[2]	Other differences consists of (797) of organizational costs, (18,070,179) of deferred partnership distributions, (11,126,422) of passive activity losses and (76,185,668) of capital loss carryforwards.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018 (Unaudited)

[3]	Other differences consists of (595,536) of deferred partnership distributions, (322,995) of passive activity losses and (479,999) of capital loss carryforwards.

At November 30, 2017, the Funds had capital loss carryforwards, which reduce each Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Not Subject to Expiration
	Short-Term	Long-Term	Total
Energy Income Fund	$89,823,882	$84,175,129	$173,999,011
Energy Infrastructure Fund	47,947,442	28,238,226	76,185,668
Equity Fund	394,367	85,632	479,999

The Advisory Research MLP & Equity Fund utilized $43,963 of its capital loss carryforward during the year ended November 30, 2017.

The tax character of distributions paid during the fiscal years ended November 30, 2017 and November 30, 2016 for the Energy Income Fund, Energy Infrastructure Fund and Equity Fund are as follows:

	Energy Income Fund		Energy Infrastructure Fund
Distributions paid from:	2017	2016	2017	2016
Ordinary Income	$15,942,128	$20,074,624	$11,284,270	$12,612,753
Long-term capital gains	-	-	-	-
Tax return of capital	54,926,235	40,448,333	18,918,075	23,922,457
Total distributions paid	$70,868,363	$60,522,957	$30,202,345	$36,535,210

	Equity Fund
Distributions paid from:	2017	2016
Ordinary Income	$53,457	$90,921
Long-term capital gains	-	-
Tax return of capital	-	-
Total distributions paid	$53,457	$90,921

Note 5 – Redemption Fee

The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the six months ended May 31, 2018 and for the year ended November 30, 2017, redemption fees were as follows:

	May 31, 2018	November 30, 2017
Energy Income Fund	$94,066	$51,665
Energy Infrastructure Fund	169	935
Equity Fund	-	384

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018 (Unaudited)

Note 6 – Investment Transactions

For the six months ended May 31, 2018, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Energy Income Fund	$288,571,306	$162,895,056
Energy Infrastructure Fund	113,147,557	116,088,917
Equity Fund	6,457,605	4,579,511

Note 7 – Distribution Plan

The Trust, on behalf of the Energy Income Fund and Equity Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows each Fund to pay distribution fees for the sale and distribution of its shares. With respect to Class A shares of each Fund, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. With respect to Class C shares of each Fund, the Plan provides for the payment of distribution fees at the annual rate of up to 1.00% of average daily net assets. Class I shares of each Fund do not pay any distribution fees.

For the six months ended May 31, 2018, distribution fees for the Energy Income Fund and Equity Fund distribution fees incurred by each Fund’s Class A and Class C incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018 (Unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2018, in valuing the Funds’ assets carried at fair value:

Energy Income Fund	Level 1	Level 2	Level 3*	Total
Investments
Corporate Bonds
Energy	$-	$140,521,712	$-	$140,521,712
Industrial	-	10,041,062	-	10,041,062
Utilities	-	36,075,875	-	36,075,875
Common Stocks
Energy	531,018,376	-	-	531,018,376
Utilities	7,806,872	-	-	7,806,872
Master Limited Partnerships
Energy	201,922,603	-	-	201,922,603
Industrial	4,283,272	-	-	4,283,272
Short-Term Investments	14,731,452	-	-	14,731,452
Total Investments	$759,762,575	$186,638,649	$-	$946,401,224

*	The Fund did not hold any Level 3 securities at period end.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018 (Unaudited)

Energy Infrastructure Fund	Level 1	Level 2	Level 3*	Total
Investments
Corporate Bonds
Energy	$-	$49,110,269	$-	$49,110,269
Industrial	-	3,381,438	-	3,381,438
Utilities	-	10,980,375	-	10,980,375
Common Stocks
Energy	157,090,213	-	-	157,090,213
Utilities	2,370,498	-	-	2,370,498
Master Limited Partnerships
Energy	60,129,076	-	-	60,129,076
Industrial	1,463,829	-	-	1,463,829
Short-Term Investments	7,620,519	-	-	7,620,519
Total Investments	$228,674,135	$63,472,082	$-	$292,146,217

*	The Fund did not hold any Level 3 securities at period end.

Equity Fund	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$11,388,569	$-	$-	$11,388,569
Master Limited Partnerships*	3,733,477	-	-	3,733,477
Short-Term Investments	405,518	-	-	405,518
Total Investments	$15,527,564	$-	$-	$15,527,564

*	All common stocks and master limited partnerships held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

**	The Fund did not hold any Level 2 or 3 securities at period end

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between Levels at period end.

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds invested in purchased options and written options during the six months ended May 31, 2018, none were held at year end.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

May 31, 2018 (Unaudited)

The effects of these derivative instruments on the Funds’ financial position and financial performance as reflected in the Statement of Operations are presented in the tables below. The effects of derivative instruments on the Statement of Operations for the six months ended May 31, 2018 are as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Energy Income Fund	Equity Contracts	$27,696	$-	$27,696
Energy Infrastructure Fund	Equity Contracts	8,273	-	8,273

Note 11 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the funds Financial Statements.

Advisory Research MLP Funds

EXPENSE EXAMPLES

For the Six Months Ended May 31, 2018 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution (12b-1) fees (Class A & Class C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2017 to May 31, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the rows titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Advisory Research MLP & Energy Income		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		12/1/17	05/31/18	12/1/17 - 5/31/18
Class A	Actual Performance	$1,000.00	$1,024.80	$ 7.12
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.10
Class C	Actual Performance	1,000.00	1,020.90	10.89
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.25	10.86
Class I	Actual Performance	1,000.00	1,025.90	5.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.13	5.85

*	Expenses are equal to the Fund’s annualized expense ratio of 1.41%, 2.16% and 1.16% for Class A, Class C, and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

Advisory Research MLP Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended May 31, 2018 (Unaudited)

Advisory Research MLP & Energy Infrastructure	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	12/1/17	05/31/18	12/1/17 - 5/31/18
Actual Performance	$ 1,000.00	$ 1,023.10	$ 4.68
Hypothetical (5% annual return before expenses)	1,000.00	1,020.30	4.67

*	Expenses are equal to the Fund’s annualized expense ratio of 0.93% multiplied by the average account value over the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

Advisory Research MLP & Equity Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		12/1/17	05/31/18	12/1/17 - 5/31/18
Class A	Actual Performance	$ 1,000.00	$ 1,016.90	$ 6.78
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.20	6.79
Class C	Actual Performance	1,000.00	1,012.70	10.53
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.46	10.54
Class I	Actual Performance	1,000.00	1,018.20	5.53
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.45	5.54

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, 2.10% and 1.10% for Class A, Class C, and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Advisory Research MLP Funds

Each a series of Investment Managers Series Trust

Investment Advisor

Advisory Research, Inc.

Two Prudential Plaza

180 N. Stetson Avenue, Suite 5500

Chicago, Illinois 60601

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Advisory Research MLP & Energy Income Fund – Class A	INFRX	461 418 543
Advisory Research MLP & Energy Income Fund – Class C	INFFX	461 418 238
Advisory Research MLP & Energy Income Fund – Class I	INFIX	461 418 535
Advisory Research MLP & Energy Infrastructure Fund – Class I	MLPPX	461 418 626
Advisory Research MLP & Equity Fund – Class A	INFJX	461 41Q 790
Advisory Research MLP & Equity Fund – Class C	INFKX	461 41Q 782
Advisory Research MLP & Equity Fund – Class I	INFEX	461 41Q 774

Privacy Principles of the Advisory Research MLP Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Advisory Research MLP Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities are available without charge, upon request, by calling the Funds at (888) 665-1414, on the Funds’ website at www.advisoryresearch.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Funds at (888) 665-1414, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (888) 665-1414. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (888) 665-1414.

Advisory Research MLP Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 665-1414

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	8/9/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	8/9/2018

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	8/9/2018